POWER OF ATTORNEY

I, the undersigned officer of EIP Investment Trust (the "Trust"), do hereby constitute and appoint James J. Murchie, Eva Pao, and Nandita Hogan, each individually, my true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Trust: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-lA or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an officer of the Trust.

WITNESS my hand on the date set forth below.

Signature	Title	Date
/s/ Bruno Dos Santos	Treasurer and Chief	2/26/2026
Bruno Dos Santos	Financial and Accounting
Officer

POWER OF ATTORNEY

I, the undersigned officer of EIP Investment Trust (the "Trust"), do hereby constitute and appoint James J. Murchie, Eva Pao, and Nandita Hogan, each individually, my true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Trust: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-lA or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an officer of the Trust.

WITNESS my hand on the date set forth below.

Signature	Title	Date
/s/ Michael Bradley	Trustee	2/26/2026
Michael Bradley

POWER OF ATTORNEY

I, the undersigned officer of EIP Investment Trust (the "Trust"), do hereby constitute and appoint James J. Murchie, Eva Pao, and Nandita Hogan, each individually, my true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Trust: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-lA or N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an officer of the Trust.

WITNESS my hand on the date set forth below.

Signature	Title	Date
/s/ Salvatore Faia	Trustee	2/26/2026
Salvatore Faia